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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



       Date of Report (Date of earliest event reported) January 15, 1998



                            Cragar Industries, Inc.
             (Exact name of registrant as specified in its charter)




        Delaware                      1-12559                    86-0721001
(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation)                  File Number)             Identification No.)


4636 North 43rd Avenue, Phoenix, Arizona                             85031
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (602) 247-1300



                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

            Cragar Industries, Inc. (the "Company") is filing the enclosed financial statements to demonstrate compliance with the minimum capital and shareholders' equity requirements to maintain the listing of its securities on The Nasdaq Stock Market and the Boston Stock Exchange. Following the filing of the Company's Quarterly Report on Form 10-Q for the three months ended September 30, 1997, Nasdaq advised the Company that its securities were subject to delisting for failing to maintain at least $1,000,000 in capital and surplus. Subsequently, the Boston Stock Exchange informed the Company that its shareholders' equity value failed to meet the minimum maintenance requirement of $500,000 for listing on the Boston Stock Exchange. The Company's failure to maintain such requirements was due solely to the Company's election to establish an allowance for bad debt of $3,258,115 related to the accounts receivable owed by its primary customer, Super Shops, Inc. ("Super Shops"), which filed for bankruptcy on September 19, 1997.

            In response to Nasdaq's letter, the Company submitted a proposal to Nasdaq describing its plan to achieve compliance with the minimum capital and surplus requirement by January 15, 1998 by (i) raising at least $1.8 million through a private placement of convertible preferred stock and
      (ii) working out a settlement regarding recovery of the largest amount possible of the account receivable obligation from Super Shops, which would reduce the amount of the account receivable classified as allowance for bad debt. Nasdaq granted the Company's request for an extension until January 15, 1998, to achieve compliance with its maintenance standards, and required the Company to file a Form 8-K with the Securities and Exchange Commission and Nasdaq by that date with a balance sheet demonstrating at least $2,000,000 in net tangible assets, an amount that would comply with Nasdaq's new maintenance standard scheduled to become effective on February 23, 1998.

            In response to the letter from the Boston Stock Exchange, the Company submitted the same proposal that was submitted to Nasdaq. The Boston Stock Exchange advised the Company that it would accept the Company's proposal to achieve compliance with the minimum maintenance requirement by January 15, 1998 by filing the Form 8-K with the requested balance sheet as described above.

            The unaudited balance sheet filed with this report indicates a tangible net worth of $391,820, including $61,456 attributable to negative goodwill, as of December 1, 1997. The balance sheet also sets forth unaudited pro forma balance sheet information that gives effect to the sale by the Company of $1.8 million of its Series A Convertible Preferred Stock (the "Series A Preferred Stock") pursuant to a private placement to accredited investors, subsequent to December 1, 1997, as if such private placement had occurred December 1, 1997.

            Including $1.8 million in proceeds from the private placement and assuming no adjustment of the allowance for bad debt established as a result of the Super Shops bankruptcy, the unaudited pro forma balance sheet information indicates net tangible assets of $2,130,364 as of December 1, 1997. Given the uncertainty regarding the possible outcome associated with the Super Shops' bankruptcy, the Company does not believe it currently can reliably estimate the amount or the timing of the recovery from the accounts receivable due from Super Shops. Accordingly, the Company has elected to continue to reserve the full amount of such accounts receivable, which currently is $3,258,115.

            Of the $1.8 million in proceeds from the private placement, $1.1 million has been received by the Company for which shares of Class A Preferred Stock have not been issued pending closing of the private placement, which the Company anticipates will occur on January 16, 1998; $400,000 is currently being held in escrow pending closing scheduled for January 16, 1998; and $300,000 is anticipated to be received by the scheduled closing date based on oral commitments by investors. Although the Company anticipates that the entire $1.8 million will be fully collected by January 16, 1998, there can be no assurance that the receipt of such funds will not be delayed or that investors who committed to contributing such funds will not elect to withdraw such commitments.

            Although the Company believes it has demonstrated compliance with the $2,000,000 minimum net tangible assets test required by Nasdaq, there can be no assurance that Nasdaq will concur with the Company's position given the assumptions discussed above. Even if Nasdaq concurs with the Company's position, there can be no assurance that the Company will continue to meet the minimum net tangible assets requirement in the future. If Nasdaq does not concur with the Company's position regarding compliance with the minimum net tangible assets requirement discussed above, or if the Company fails to meet such requirement in the future, the Company's securities may be delisted from The Nasdaq Stock Market and the Boston Stock Exchange.

            If the Company fails to maintain such listings, the market value of its Common Stock likely would decline and holders likely would find it more difficult to dispose of, or to obtain accurate quotations as to the market value of the Common Stock. In addition, if the Company fails to maintain Nasdaq market listing for its securities, and no other exclusion from the definition of a "penny stock" under the Securities and Exchange Act of 1934 (the "Exchange Act") is available, then any broker engaging in a transaction in the Company's securities would be required to provide any customer with a risk disclosure document, disclosure of market quotations, if any, disclosure of the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market values of the Company's securities held in the customer's account. The bid and offer quotation and compensation information must be provided prior to effecting the transaction and must be contained on the customer's confirmation. If brokers become subject to the "penny stock" rules when engaging in transactions in the Company's securities, they would become less willing to engage in such transactions, thereby making it more difficult for the Company's security holders to dispose of the Common Stock.

            This report contains forward-looking statements. Additional written or oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission or otherwise. Such forward-looking statements are within the meaning of that term as defined in Section 27A of the Securities Act of 1933, and Section 21E of the Exchange Act. Such statements may include, by not be limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to the consummation of the Company's private placement of its Series A Preferred Stock. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements which speak only as of the date the statement is made. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The disclosures contained in this report, as well as other disclosures contained in the Company's filings with the Securities and Exchange Commission, describe factors, among others, that could contribute to or cause such differences.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Included with this report are the following unaudited historical and pro forma financial statements.

         a.       Balance Sheet as of December 1, 1997.
         b.       Statement of Operations for the Two Months Ended
                  December 31, 1997.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CRAGAR INDUSTRIES, INC.


Date: January 15, 1998              /s/ Michael L. Hartzmark
                                    -------------------------------------
                                    Michael L. Hartzmark
                                    President, Treasurer & CEO


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         The following unaudited financial information includes unaudited historical and pro forma balance sheet data for the Company as of December 1, 1997 and unaudited historical statement of operations data for the two months ended December 1, 1997. The unaudited pro forma balance sheet data gives effect to the sale by the Company of $1.8 million of its Series A Preferred Stock as if such sale had been completed on December 1, 1997. The pro forma balance sheet data assumes that the private placement has been consummated, although the $1.8 million in proceeds includes (i) $400,000 that is currently being held in escrow pending closing of the private placement, which the Company anticipates will occur on January 16, 1998; (ii) $300,000 that has not been received from investors, but which the Company anticipates will be received by the closing scheduled for January 16, 1998, based on oral commitments received from such investors; and (iii) $1.1 million that has been received by the Company but for which no shares of Series A Preferred Stock have been issued pending the closing scheduled for January 16, 1998. Although the Company anticipates that consummation of the private placement in the amount of $1.8 million will occur on January 16, 1998, there can be no assurance that all or a portion of such private placement will not be consummated. If the Company does not receive all or substantially all of the $1.8 million in proceeds anticipated from the private placement on the scheduled closing date, the Company's securities will be subject to delisting from Nasdaq and the Boston Stock Exchange.

         The financial statements included in this report are unaudited and therefore are subject to adjustments upon audit, which adjustments could be materially adverse to the Company.

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                             CRAGAR INDUSTRIES, INC.
                                  BALANCE SHEET
                                DECEMBER 1, 1997


                                     ASSETS
                                                                                                          PROFORMA
                                                                                   DECEMBER 1            DECEMBER 1
                                                                                      1997                  1997
                                                                                ----------------      -----------------
Current Assets:
     Cash and cash equivalents                                                    $       30,199              1,830,199
     Accounts receivable, less allowance for doubtful accounts of                      3,228,742              3,228,742
     $3,613,390 as of 12/1/97
     Inventories, net                                                                  5,245,403              5,245,403
     Prepaid expenses                                                                    245,196                245,196
                                                                                ----------------      -----------------
           Total current assets                                                        8,749,540             10,549,540
                                                                                ----------------      -----------------

Property and equipment, net                                                            1,257,683              1,257,683
Other assets, net                                                                         46,374                 46,374
                                                                                ----------------      -----------------

                                                                                     $10,053,596             11,853,596
                                                                                ================      =================

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable                                                                $ 2,357,843              2,357,843
     Accrued expenses                                                                  1,384,269              1,384,269
     Accrued interest                                                                     78,542                 78,542
     Current installments of capital lease obligations                                   114,357                114,357
     Current installments of long-term debt                                                4,453                  4,453
                                                                                ----------------      -----------------
           Total current liabilities                                                   3,939,464              3,939,464

Notes payable                                                                          5,722,313              5,722,313
Capital lease obligations, less current installments                                           0                      0
Long-term debt, less current installments                                                      0                      0
Subordinated investor debt, less current portion                                               0                      0
Excess of fair value of assets acquired over cost                                         61,456                 61,456
                                                                                ----------------      -----------------
     Total liabilities                                                                 9,723,233              9,723,233
                                                                                ----------------      -----------------

Stockholders' equity:
     Preferred stock, par value $.01; authorized 200,000 shares, 1,800                         -                  1,800
     shares issued and outstanding pro forma
     Common stock, par value $.01; authorized 5,000,000 shares,                           24,855                 24,855
     2,485,490 shares issued and outstanding at 12/1/97
     Additional paid-in capital                                                       11,845,565             13,643,765
     Accumulated deficit                                                             (11,540,056)           (11,540,055)
                                                                                ----------------      -----------------
           Total stockholders' equity                                                    330,364              2,130,364

Commitments, contingencies and subsequent events
                                                                                ----------------      -----------------

                                                                                     $10,053,596             11,853,596
                                                                                ================      =================

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                             CRAGAR INDUSTRIES, INC.
                        STATEMENTS OF OPERATIONS FOR THE
                        TWO MONTHS ENDED DECEMBER 1, 1997


                                                                                                    TWO MONTHS
                                                                                                      ENDING
                                                                                                    DECEMBER 1
                                                                                                       1997
                                                                                               ---------------------

Net sales                                                                                                  2,229,952
Cost of goods sold                                                                                         1,682,770
                                                                                               ---------------------
           Gross profit                                                                                      547,182
                                                                                               ---------------------

Selling, general and administrative expenses                                                                 535,431
Amortization of excess of fair value of assets acquired over cost                                          (122,912)
                                                                                               ---------------------
           Income from operations                                                                            134,663
                                                                                               ---------------------

Non-operating expenses, net                                                                                  110,512
     Interest expense, net
     Other, net                                                                                               43,773
           Total non-operating expenses                                                                      154,285
                                                                                               ---------------------

           Income before income taxes                                                                       (19,622)

Income taxes                                                                                                   (300)
                                                                                               ---------------------

           Income (loss) before extraordinary item                                                          (19,322)

Extraordinary item:
     Gain on sale of assets                                                                                        0

           Net income                                                                                       (19,322)
                                                                                               ---------------------

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